UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): JULY 18, 2007
ATARI, INC.
(Exact name of registrant as specified in charter)
DELAWARE
(State or other jurisdiction
of incorporation or organization)
Commission File Number: 0-27338
13-3689915
(I.R.S. employer identification no.)
417 FIFTH AVENUE
NEW YORK, NEW YORK 10016
(Address of principal executive
offices, including zip code)
(212) 726-6500
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant
     On July 23, 2007, Atari, Inc. (the “Company”) provided Deloitte & Touche LLP with its disclosures in a Form 8-K with respect to Deloitte declining to stand for re-election as the Company’s independent accountant for fiscal 2008 and, on July 24, 2007, requested in writing that Deloitte furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. On August 23, 2007, Deloitte furnished that letter and it is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
     99.1 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATARI,	INC.

By:	/s/ Arturo Rodriguez
Arturo Rodriguez
Acting Chief Financial Officer
Date: August 29, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission.

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